SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                December 21, 2004
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)

                                EQUITY INNS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


              Tennessee                01-12073                  62-1550848
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(State or Other Jurisdiction     (Commission File No.)        (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                            7700 Wolf River Boulevard
                           Germantown, Tennessee 38138
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               (Address of Principal Executive Offices) (Zip Code)


                                 (901) 754-7774
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.01.  Completion of Acquisition or Disposition of Assets.

On December 21, 2004, Equity Inns, Inc. (the "Company") completed the acquisition of four hotels from the McKibbon Hotel Group Inc., an unrelated third party hotel developer and management company, for an aggregate of approximately $28.5 million, including the assumption of an aggregate of approximately $13 million in mortgage debt (collectively, the "Acquisition"). The Acquisition includes the purchase of a Courtyard by Marriott hotel in each of Knoxville, Tennessee and Mobile, Alabama, a Residence Inn hotel in Macon, Georgia and a Springhill Suites hotel in Asheville, North Carolina. The four hotels include an aggregate of 322 rooms and will continue to be managed by McKibbon Hotel Management, Inc. for a minimum of three years under a performance based management contract.

Item 7.01.  Regulation FD Disclosure.

On December 21, 2004, the Company issued a press release announcing the Acquisition. A copy of the release is furnished as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this item of the current report on Form 8-K (including Exhibit 99.1 hereto), shall not be deemed "filed" for the purposes of Section 18 of the Securities Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

Pursuant to Item 9.01(a)(1) and the requirements of Regulation S-X, the Company intends to file financial statements and pro forma financial information for the Acquisition.

         (a)      Financial Statements of Businesses Acquired.
                  The required financial statements for the Acquisition will be filed by amendment hereto no later than 71 days after this current report is required to be filed.

         (b)      Pro Forma Financial Information.
                  The required pro forma financial information for the Acquisition will be filed by amendment hereto no later than 71 days after the date this current report is required to be filed.

         (c)      Exhibits.

                  Exhibit No.     Description
                  -----------     -----------

                  99.1            Press release dated December 21, 2004.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EQUITY INNS, INC.



December 21, 2004                      /s/J. Mitchell Collins
-----------------                      -----------------------------------------
                                       J. Mitchell Collins
                                       Executive Vice President, Chief Financial
                                       Officer, Secretary and Treasurer



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                                INDEX TO EXHIBITS



Exhibit No.     Description
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99.1            Press release dated December 21, 2004.